PNC ABSOLUTE RETURN FUND LLC

Supplement dated November 25, 2009

to the Prospectus dated August 3, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Investment Adviser

Pursuant to an Investment Advisory Agreement dated June 30, 2006, which was last approved by the Board at a meeting held on May 14, 2009 (the “Prior Investment Advisory Agreement”), Ramius Fund of Funds Group LLC served as the investment adviser to the PNC Absolute Return Master Fund LLC (“Master Fund”) and was responsible for the day to day investment management of the Master Fund’s portfolio investments. The PNC Absolute Return Fund LLC (the “Fund’) invests substantially all of its investable assets in the Master Fund, as it has the same investment objective as the Fund. Ramius Fund of Funds Group, LLC was jointly owned by Ramius LLC, a limited liability company organized under the laws of Delaware, and Bayerische Hypound Vereinsbank AG, a German corporation. Ramius LLC was the managing member of Ramius Fund of Funds Group, LLC, and the managing member of Ramius LLC was C4S & Co., L.L.C.

On November 2, 2009, as a result of the transactions described below, Ramius Fund of Funds Group, LLC changed its name to Ramius Alternative Solutions LLC (“RASL”) and became an indirect wholly owned subsidiary of Cowen Group, Inc. (“Cowen”), which is controlled by RCG Holdings LLC (“RCG Holdings”).

On November 2, 2009, RCG Holdings (formerly known as Ramius LLC) completed a previously announced transaction pursuant to which RCG Holdings sold substantially all of its assets and liabilities to Ramius LLC (formerly known as Park Exchange, LLC) (“Ramius”), a wholly-owned subsidiary of Cowen (formerly known as Lexington Park Parent Corp.) in exchange for shares of Class A Common Stock of Cowen, which shares trade on the NASDAQ market under the symbol “COWND.” As of December 1, 2009, the shares of Class A Common Stock of Cowen are expected to trade on the NASDAQ market under the symbol “COWN.” Also as part of the transaction, Cowen acquired Cowen Holdings, Inc. (formerly known as Cowen Group, Inc.) (“Cowen Holdings”) by way of merger with each share of common stock of Cowen Holdings being converted in the merger into one share of Class A Common Stock of Cowen.

In addition, HVB Alternative Advisors LLC (“HVB”), an affiliate of Bayerische Hypo-und Vereinsbank AG, received shares of Class A Common Stock of Cowen and cash in exchange for transferring to a subsidiary of Cowen the 50% interest in RASL not already owned by Ramius. As a result of the transactions described above, (i) RCG Holdings received approximately 66% of the shares of Class A Common Stock of Cowen, (ii) former Cowen Holdings stockholders collectively received approximately 29% of the shares of Class A Common Stock of Cowen, and (iii) HVB received approximately 4.9% of the shares of Class A Common Stock of Cowen.

Subsequent to the transaction, Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC (“RASL”) and is no longer a joint venture between Bayerische Hypo-und Vereinsbank AG and Ramius.

RCG Holdings continues to control RASL through its control of Cowen. RASL and its affiliates’ management and staff continue to manage day-to-day operations for the Master Fund, including making all decisions regarding investments, client servicing and reporting. The transaction has not resulted in any change in the management personnel of, or any material change in investment management services provided by, RASL.

As a result of the transaction, the managing members of C4S & Co., L.L.C. (which continues to be the managing member of RCG Holdings) have succeeded to the following positions with Cowen, Ramius and RASL:

Peter Cohen is now the Chairman and Chief Executive Officer of Cowen.

Morgan Stark is now the Chief Executive Officer and President of Ramius.

Jeffrey Solomon is now the Chairman of the Cowen Investment Committee and Head of Corporate Strategy.

Thomas Strauss is now the Chief Executive Officer and President of RASL.

At a regular meeting held on August 11, 2009, the Board of Directors of the Master Fund, including a majority of the Independent Directors of the Master Fund, met in person and voted to approve an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) between the Master Fund, PNC Capital Advisors, LLC and RASL.

The Interim Agreement took effect on November 2, 2009 and will remain in effect (unless sooner terminated) until members of the Fund either approve or disapprove the New Investment Advisory Agreement or March 22, 2010, whichever is sooner.

Information about Ramius Alternative Solutions, LLC and Cowen Group, Inc.

RASL is a limited liability company organized under the laws of the State of Delaware, United States and is registered as an investment adviser under the Advisers Act and as a “commodity pool operator” with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association. RASL is located at 599 Lexington Avenue, 19th Floor, New York, New York 10022. As of October 31, 2009, RASL managed over $2 billion of investment company assets.

RASL is owned 50% by Ramius LLC and 50% by Cowen Holdings, Inc. Ramius LLC and Cowen Holdings, Inc. are wholly-owned subsidiaries of Cowen Group, Inc. (“Cowen”), which in turn is controlled by RCG Holdings. Ramius, RCG Holdings and Cowen’s principal offices are located at 599 Lexington Avenue, 20th Floor, New York, New York 10022. Cowen is a leading diversified financial services firm providing alternative investment management, investment banking, research, and sales and trading services through its business units. Its alternative investment management products include hedge funds, fund of funds, real estate funds, healthcare royalty funds, cash management and commodity trading funds, offered primarily under the Ramius name. Cowen offers industry focused investment banking for growth-oriented companies, domain knowledge-driven research and a sales and trading platform for institutional investors. Founded in 1918, the firm is headquartered in New York and has offices located in major financial centers around the world. The common stock of Cowen Group, Inc. currently trades on NASDAQ under the symbol “COWND.” As previously stated, as of December 1, 2009, the shares of Class A Common Stock of Cowen are expected to trade on the NASDAQ market under the symbol “COWN.”

Portfolio Management of the Master Fund

The day-to-day management of the Master Fund’s portfolio is the responsibility of RASL’s Investment Management Committee. There were no changes to the Investment Management Committee as a result of the transaction, which is made up of the following individuals:

Thomas W. Strauss is the President and Chief Executive Officer of RASL. From 1995 to 2009, Mr. Strauss was a Managing Member and a member of the Executive Committee of Ramius LLC. Mr. Strauss was the former President of Salomon Brothers, Inc. and Vice Chairman of Salomon Inc., the holding company of Salomon Brothers, Inc. Over the course of his career, he was a former Board member of: The Governors of the American Stock Exchange, the Chicago Mercantile Exchange, the Public Securities Association, the Securities Industry Association, and The Federal Reserve International Capital Markets Advisory Committee. Presently, Mr. Strauss serves on the Board of Trustees of the U.S.-Japan Foundation. He is a member of the Boards of Trustees and Executive Committees of Mount Sinai Medical Center and Mount Sinai-NYU Health System, and a member of the Board of Trustees of Mount Sinai Medical School. Mr. Strauss is also Trustee Emeritus of Riverdale Country School, a member of the Advisory Board for the Randall’s Island Sports Foundation and Treasurer and member of the Board of Trustees of the Bachmann-Strauss Dystonia & Parkinson’s Foundation. Mr. Strauss graduated from the University of Pennsylvania with a B.A. in Economics.

Stuart Davies is a Managing Director and Chief Investment Officer of the RASL, the General Partner and Investment Manager for Ramius LLC’s multi-manager business. Mr. Davies joined the firm in January 2009. Prior to joining RASL, Mr. Davies was a Managing Director and Global Head of Investments at Ivy Asset Management in New York and was a member of Ivy’s Executive Committee and Investment Committee. Earlier in Mr. Davies’ career, he was a member of the International Investment Committee of Coronation Fund Manager and also spent three years at Nedcor Investment Bank International, a subsidiary of Old Mutual Plc, as Head of the Investment Team. Mr. Davies started his career in 1992 with Deloitte and Touche in both their audit and corporate finance divisions. Mr. Davies graduated from the University of Cape

Town with a Bachelor of Commerce and Post Graduate Diploma in Accounting. He is also a Chartered Accountant and a Chartered Financial Analyst.

Vikas Kapoor is a Managing Director and Head of Risk Management and Portfolio Construction of RASL, the General Partner and Investment Manager for Ramius LLC’s multi-manager business. Mr. Kapoor joined the firm in June 2008. Prior to joining RASL, Mr. Kapoor was a Managing Director at Arden Asset Management focusing on portfolio construction and risk management, and was a member of Arden’s Investment Committee and Management Committee. Earlier in Mr. Kapoor’s career, he was Managing Director of Deutsche Bank’s Absolute Return Strategies Group where he headed the Quantitative Analysis and Application Group. Mr. Kapoor received an M.S. in Computational Finance from Carnegie Mellon University in 2003, an M.B.A. in Finance with Honors from the Tulane University in New Orleans in 1996 and a B.Tech. in Mechanical Engineering from Regional Engineering College, Kurukshetra, India in 1991.

Brian Briskin is a Managing Director at the RASL, the General Partner and Investment Manager for Ramius LLC’s multi-manager business. Mr. Briskin is responsible for underlying manager selection, due diligence, and portfolio and risk management activities. Prior to joining RASL in April 2007, Mr. Briskin was a Managing Director at Focus Investment Group from February 2000 through March 2007. Specifically, Mr. Briskin worked as a member of the Asset Management Committee responsible for underlying manager selection, due diligence, and portfolio management. From 1996 to 2000, Mr. Briskin worked as a Portfolio Research Analyst at Neuberger Berman in New York. Mr. Briskin received a M.B.A. in Finance from The Zicklin School of Business at Baruch College in 1999, and received a B.A. from The State University of New York at Oneonta in Business Economics in 1992. Mr. Briskin received his Chartered Financial Analyst designation from the CFA Institute in 2002.

Hiren Patel is a Managing Director at RASL and Head of the Portfolio Solutions Group which designs customized portfolios for large institutional clients and is the primary interface between RASL’s portfolio management and business development efforts. Previously, as a Senior Portfolio Manager, he was responsible for manager selection, due diligence, portfolio management and risk assessment activities across a variety of investment strategies. Mr. Patel joined RASL in February 1998. Prior to joining RASL, Mr. Patel was a Senior Consultant in the Securities Industry Consulting Group at Price Waterhouse where he was primarily responsible for providing strategy, technology and operations consulting services to international and domestic commercial banks interested in forming broker/dealer subsidiaries. During the earlier part of his tenure at Price Waterhouse, Mr. Patel was engaged in a variety of strategy, market research, financial and technology consulting projects involving multi-national financial services firms. Mr. Patel received an M.B.A. in Finance from Virginia Tech in 1992 and a B.S. in Finance from Virginia Tech in 1990.

Information About RASL’s Investment Process. In selecting investment vehicles for the Master Fund, RASL first conducts an extensive review and analysis of all of the prospective manager’s materials, documents, historical performance and risk exposure data. RASL’s manager evaluation process targets primarily those managers who successfully meet the following criteria:

Clearly Defined Investment Strategy and Process. After RASL determines that a specific strategy will help meet the Company’s investment objective under the current economic conditions, it targets managers who utilize that specific investment strategy. RASL gives priority to a clearly defined strategy and process.

Superior Long-Term Investment Experience. RASL seeks managers who have a history of solid performance. Managers who have demonstrated the ability to generate consistent returns in different economic climates will receive a higher evaluation than managers who have produced superior returns in one market environment. RASL also conducts a statistical analysis of an underlying investment fund’s performance and evaluates the growth potential and size of such investment fund.

Alignment of Interests. RASL reviews the managers’ risk management processes and the amount of personal capital that such managers invest in the entities they operate. Such a review helps determine whether the managers have appropriate personal exposure for proper alignment of interests.

Once selected, the performance and strategy of each manager is reviewed, and new managers are identified and considered on an on-going basis. In addition, the allocation of the Company’s capital among managers is constantly monitored and adjusted, based on performance results, partial results, changed economic conditions and other relevant issues.

The following table sets forth the name, position and principal occupation of the chief executive officer and each manager of RASL as of November 2, 2009. Each individual’s address is 599 Lexington Avenue, 19th Floor, New York, NY 10022.

Name	Position	Principal Occupation

Thomas W. Strauss	Chief Executive Officer President	Chief Executive Officer and President of RASL and Managing Member of C4S Co., L.L.C.

Peter A. Cohen	Managing Officer	Chairman and Chief Executive Officer of Cowen Group, Inc. and Managing Member of C4S Co., L.L.C.

Morgan B. Stark	Managing Officer	Chief Executive Officer and President of Ramius LLC; and Managing Member of C4S Co., L.L.C.

Jeffrey M. Solomon	Managing Officer	Chairman of Ramius LLC’s Investment Committee and Head of Corporate Strategy and Managing Member of C4S Co., L.L.C.